EX-99Q1(E): COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT ADVISORY
CONTRACTS

                              ASSUMPTION AGREEMENT

     AGREEMENT made as of August 3, 2007 among NORTHERN TRUST INVESTMENTS, N.A. ("NTI") (formerly known as Northern Trust Investments, Inc.) and NORTHERN TRUST GLOBAL INVESTMENTS LIMITED ("NTGIL") (formerly known as Northern Trust Global Investments (Europe) Limited), each a wholly-owned direct or indirect subsidiary of NORTHERN TRUST CORPORATION ("NTC").

     WHEREAS, Northern Institutional Funds is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, The Northern Trust Company ("Northern"), an affiliate of NTI and NTGIL and a direct subsidiary of NTC, has been previously appointed as investment adviser to the Bond, Short Bond, Intermediate Bond and Balanced Portfolios (each a "Portfolio" and together, the "Portfolios") of Northern Institutional Funds pursuant to an Investment Advisory Agreement between Northern and Northern Institutional Funds dated March 31, 1998 (as subsequently amended) (the "Investment Advisory Agreement");

     WHEREAS, NTI has assumed all rights and obligations of Northern under the Investment Advisory Agreement with regard to the Portfolios pursuant to an assumption agreement dated January 1, 2001;

     WHEREAS, NTI and NTGIL assumed all rights and obligations of NTI under the Investment Advisory Agreement with regard to the Portfolios pursuant to an assumption agreement dated April 1, 2002; and

     WHEREAS, NTI and NTGIL now desire to have NTI be the sole investment adviser with respect to each Portfolio pursuant to the Investment Advisory Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. NTI hereby assumes all rights and obligations of NTGIL under the Investment Advisory Agreement with respect to the Portfolios.

     2. NTI and NTGIL hereby represent that (i) the management personnel of NTGIL responsible for providing investment advisory services to the Portfolios under the Investment Advisory Agreement, including the portfolio managers and the supervisory personnel, are employees or associated persons of NTI where they will continue to provide such services for the Portfolios, and (ii) NTI and NTGIL remain wholly-owned direct or indirect subsidiaries of Northern Trust Corporation. Consequently, NTI and NTGIL believe that the assumption does not involve a change in actual control or actual management with respect to the investment adviser or the Portfolios.

     3. The parties hereby agree that this Assumption Agreement shall be attached to and made a part of the Investment Advisory Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


Attest:                                 NORTHERN TRUST INVESTMENTS, N.A.


/s/ Diane Anderson                      By /s/ Eric Schweitzer
-------------------------------------      ------------------------------------
                                           (Authorized Officer)


Attest:                                 NORTHERN TRUST GLOBAL INVESTMENTS
                                        LIMITED


/s/ Diane Anderson                      By /s/ Mark Gossett
-------------------------------------      -------------------------------------
                                           (Authorized Officer)

                              ASSUMPTION AGREEMENT

     AGREEMENT made as of August 3, 2007 among NORTHERN TRUST INVESTMENTS, N.A. ("NTI") (formerly known as Northern Trust Investments, Inc.) and NORTHERN TRUST GLOBAL INVESTMENTS LIMITED ("NTGIL") (formerly known as Northern Trust Global Investments (Europe) Limited), each a wholly-owned direct or indirect subsidiary of NORTHERN TRUST CORPORATION.

     WHEREAS, Northern Funds is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, The Northern Trust Company ("Northern") has been previously appointed as investment adviser to the Fixed Income Fund (the "Fund") of Northern Funds pursuant to an Investment Advisory and Ancillary Services Agreement dated July 31, 2000, as amended (the "Investment Advisory Agreement");

     WHEREAS, NTI has previously assumed all rights and obligations of Northern under the Investment Advisory Agreement with regard to the Fund pursuant to an assumption agreement dated January 1, 2001;

     WHEREAS, NTI and NTGIL previously assumed all rights and obligations of NTI under the Investment Advisory Agreement with regard to the Fund pursuant to an assumption agreement dated April 1, 2002; and

     WHEREAS, NTI and NTGIL now desire to have NTI be the sole investment adviser with respect to the Fund pursuant to the Investment Advisory Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     4. NTI hereby assumes all rights and obligations of NTGIL under the Investment Advisory Agreement with respect to the Fund.

     5. NTI and NTGIL hereby represent that (i) the management personnel of NTGIL responsible for providing investment advisory services to the Fund under the Investment Advisory Agreement, including the portfolio managers and the supervisory personnel, are employees or associated persons of NTI where they will continue to provide such services for the Fund, and (ii) NTI and NTGIL remain wholly-owned direct or indirect subsidiaries of Northern Trust Corporation. Consequently, NTI and NTGIL believe that the assumption does not involve a change in actual control or actual management with respect to the investment adviser or the Fund.

     6. The parties hereby agree that this Assumption Agreement shall be attached to and made a part of the Investment Advisory Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


Attest:                                 NORTHERN TRUST INVESTMENTS, N.A.


/s/ Diane Anderson                      By /s/ Eric Schweitzer
-------------------------------------      -------------------------------------
                                           (Authorized Officer)


Attest:                                 NORTHERN TRUST GLOBAL INVESTMENTS
                                        LIMITED


/s/ Diane Anderson                      By /s/ Mark Gossett
-------------------------------------      -------------------------------------
                                           (Authorized Officer)

                                 NORTHERN FUNDS

                             SUB-ADVISORY AGREEMENT
                          MULTI-MANAGER LARGE CAP FUND

Sub-Advisory Agreement (this "Agreement"). entered into as of the 3rd day of August, 2007, by and among Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. (together, the "Advisers"), and Delaware Management Company, a series of Delaware Management Business Trust, a Delaware statutory trust (the "Sub-Adviser").

WHEREAS, the Advisers have entered into an Investment Advisory and Ancillary Services Agreement dated May 5, 2006, as amended by Addendum No. 1 dated August 3, 2007 (the "Advisory Agreement") with Northern Funds (the "Trust"), relating to the provision of portfolio management and administrative services to the Multi-Manager Large Cap Fund (the "Fund");

WHEREAS, the Advisory Agreement provides that the Advisers may delegate any or all of their portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Advisers and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Sub-Adviser is willing to provide such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     Sub-Advisory Services.

          The Advisers hereby appoint the Sub-Adviser to act as an investment adviser to the Fund for the periods and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          The Sub-Adviser shall, subject to the supervision and oversight of the Advisers, manage the investment and reinvestment of such portion of the assets of the Fund, as the Advisers may from time to time allocate to the Sub-Adviser for management (the "Sub-Advised Assets"). The Sub-Adviser shall manage the Sub-Advised Assets in conformity with (i) the investment objective, policies and restrictions of the Fund set forth in the Trust's prospectus and statement of additional information relating to the Fund, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Advisers, the Trust's Chief Compliance Officer, or by the Trust's Board of Trustees ("Board") that have been furnished in writing to the Sub-Adviser, (ii) the asset diversification tests applicable to regulated investment companies pursuant to section 851(b)(3) of the Internal Revenue Code, (iii) the written instructions and directions received from the Advisers and the Trust as delivered; and (iv) the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 ("Advisers Act"), and all other federal and state laws applicable to registered investment companies and the Sub-Adviser's duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the "Policies."

               For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Sub-Advised Assets as though the Sub-Advised Assets constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund, other than the Sub-Advised Assets, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Advisers, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Sub-Advised Assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Sub-Adviser shall, upon and in accordance with written instructions from either of the Advisers, effect such portfolio transactions for the Sub-Advised Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Sub-Adviser, the Advisers may effect in-kind redemptions with shareholders of the Fund with securities included within the Sub-Advised Assets.

        Absent instructions from the Advisers or the officers of the Trust to the contrary, the Sub-Adviser shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other account over which the Sub-Adviser and/or an affiliate of the Sub-Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Sub-Adviser shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Sub-Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Sub-Adviser's opinion of the reliability and quality of such broker, dealer or such other person; broker or dealers selected by the Sub-Adviser for the purchase and sale of securities or other investment instruments for the Sub-Advised Assets may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust's Rule 17e-1 and Rule 10f-3 Procedures, respectively, in all respects or any other applicable exemptive rules or orders applicable to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an "affiliated person" (as defined under the 1940 Act) of the Sub-Adviser or the Advisers without the prior approval of the Advisers. The Advisers shall provide the Sub-Adviser with a list of brokers or dealers that are affiliated persons of the Advisers.

          The Sub-Adviser acknowledges that the Advisers and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Sub-Advised Assets or any other transactions in the Trust's assets, other than for the purposes of complying with the conditions of paragraphs (a) and
               (b) of Rule 12d3-1 under the 1940 Act.

          The Sub-Adviser has provided the Advisers with a true and complete copy of its compliance policies and procedures for compliance with "federal securities laws" (as such term is defined under Rule 38a-1 of the 1940 Act) and Rule 206(4)-7 of the Advisers Act (the "Sub-Adviser Compliance Policies"). The Sub-Adviser's chief compliance officer ("Sub-Adviser CCO") shall provide to the Trust's Chief Compliance Officer ("Trust CCO") or his or her delegatee promptly (and in no event more than 10 business days) the following:

               a report of any material changes to the Sub-Adviser Compliance
                    Policies;

               a report of any "material compliance matters," as defined by
                    Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

               a copy of the Sub-Adviser CCO's report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

               an annual (or more frequently as the Trust CCO may request)
                    certification regarding the Sub-Adviser's compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 of the 1940 Act as well as the foregoing sub-paragraphs (i) -
                    (iii).

          The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Sub-Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts.

          The Sub-Adviser, in connection with its rights and duties with respect to the Fund and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

          [MATERIAL REDACTED: CONFIDENTIAL TREATMENT REQUESTED].

          The Sub-Adviser shall furnish the Advisers and the administrators of the Trust (together, the "Administrators") monthly, quarterly and annual reports, or more frequently as the Advisers may request, concerning portfolio transactions and performance of the Sub-Advised Assets as the Advisers may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Sub-Advised Assets with the Advisers and discuss the management of them. The Sub-Adviser shall promptly respond to requests by the Advisers, the Administrators to the Trust, and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Sub-Advisers relating directly to the Fund. The Sub-Adviser shall also provide the Advisers with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by them from time to time, including without limitation all material requested by or required to be delivered to the Board.

          Unless otherwise instructed by the Advisers, the Sub-Adviser shall not have the power, discretion or responsibility to vote any proxies in connection with securities in which the Sub-Advised Assets may be invested, and the Advisers shall retain such responsibility.

          The Sub-Adviser shall cooperate promptly and fully with the Advisers and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund or either of the Advisers brought by any governmental or regulatory authorities. The Sub-Adviser shall provide to the Trust CCO or his or her delegate with notice within a reasonable period of any deficiencies or other issues identified by the United States Securities and Exchange Commission ("SEC") in an examination or otherwise that relate to or that may affect the Sub-Adviser's responsibilities with respect to the Fund.

          The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Sub-Advised Assets. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required on behalf of the Sub-Advised Assets, except as may be expressly agreed to in writing.

          The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Advised Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31 a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31 a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          The Sub-Adviser shall promptly notify the Advisers of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.

Representations and Warranties of the Parties.

     The  Sub-Adviser represents and warrants to the Advisers as follows:

          The Sub-Adviser is a registered investment adviser under the Advisers
               Act;

          The Form ADV that the Sub-Adviser has previously provided to the Advisers is a true and complete copy of the form as currently filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Advisers and the Trust with a complete copy of all subsequent amendments to its Form ADV;

          The Sub-Adviser will carry at all times professional errors and omissions liability insurance with carriers approved by the Advisers covering services provided hereunder by the Sub-Adviser in an appropriate amount, which insurance shall be primary to any insurance policy carried by the Advisers;

          The Sub-Adviser will furnish the Advisers with certificates of insurance in forms and substance reasonably acceptable to the Advisers evidencing the coverages specified in paragraph 2(a)(iii) hereof and will provide notice of termination of such coverages, if any, to the Advisers and the Trust, all as promptly as reasonably possible. The Sub-Adviser will notify the Advisers promptly, and in any event within 10 business days, when the Sub-Adviser receives notice of any termination of the specified coverage; and

          This Agreement has been duly authorized and executed by the Sub-Adviser.

     Each Adviser represents and warrants to the Sub-Adviser as follows:

          Each Adviser is registered under the Advisers Act; and

          Each Adviser and the Trust has duly authorized the execution of this Agreement by the Advisers.

Obligations of the Advisers.

     The Advisers shall provide (or cause the Fund's Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of the Sub-Advised Assets, cash requirements and cash available for investment in the Sub-Advised Assets, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

     The Advisers have furnished the Sub-Adviser with a copy of the prospectus and statement of additional information of the Fund and they agree during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Advisers agree to furnish the Sub-Adviser with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

Custodian. The Advisers shall provide the Sub-Adviser with a copy of the Fund's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any material modifications thereto (the "Custody Agreement") that may affect the Sub-Adviser's duties, copies of such modifications to be provided to the Sub-Adviser reasonably in advance of the effectiveness of such modifications. The Sub-Advised Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

Use of Name. During the term of this Agreement, the Advisers shall have permission to use the Sub-Adviser's name in the marketing of the Fund, and agree to furnish the Sub-Adviser, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public that refer to the Sub-Adviser in any way. If Advisers do not receive a response from the Sub-Adviser with respect to such materials within five business days of its submission for approval, such materials shall be deemed accepted by the Sub-Adviser. The Sub-Adviser agrees that Advisers may request that the Sub-Adviser approve use of a certain type, and that Advisers need not provide for approval each additional piece of marketing material that is of substantially the same type.

     During the term of this Agreement, the Sub-Adviser shall not use the Advisers' names or the Trust's name without the prior consent of the Advisers. Expenses. During the Term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund.

Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

Independent Contractor Status. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Advisers in any way or otherwise be deemed an agent of the Fund or the Advisers.

Liability and Indemnification.

     Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Sub-Advised Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Trust's assets not managed by the Sub-Adviser pursuant to this Agreement.

     Indemnification.

          The Sub-Adviser shall indemnify the Advisers, the Trust and the Fund, and their respective affiliates and controlling persons (the "Sub-Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, which the Advisers, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's breach of this Agreement or its representations and warranties herein or as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of either of the Advisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder.

          Each Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the "Sub-Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, arising from, or in connection with, such Adviser's breach of this Agreement or their representations and warranties herein or as a result of such Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

     unless otherwise terminated, this Agreement shall continue in effect until August 31, 2008, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act:

     this Agreement may at any time be terminated on 60 days' written notice to the Sub-Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

     this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and this Agreement may be terminated by the Sub-Adviser on 30 days' written notice to the Advisers and the Trust, or by the Advisers upon 30 days' notice to the Sub-Adviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

Amendment. This Agreement may be amended at any time by mutual consent of the Advisers and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Assignment. The Sub-Adviser may not assign this Agreement and this Agreement shall automatically terminate in the event of an "assignment," as such term is defined in Section 2(a)(4) of the 1940 Act. The Sub-Adviser shall notify the Advisers in writing sufficiently in advance of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Advisers to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Sub-Advisory Agreement with the Sub-Adviser, and (c) prepare, file, and deliver any disclosure document to the Fund's shareholders as may be required by applicable law.

Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Sub-Adviser and Advisers Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party's customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

Confidentiality. Any information or recommendations supplied by either the Advisers or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential

("Confidential Information") and held in the strictest confidence. Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Advisers may designate in connection with the Sub-Advised Assets.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

NORTHERN TRUST GLOBAL ADVISORS, INC.


By: /s/ Alan W. Robertson
    ---------------------------------
Name: Alan W. Robertson
Title: Chairman, CEO, President


NORTHERN TRUST INVESTMENTS, N.A.


By: /s/ Eric Schweitzer
    ---------------------------------
Name: Eric Schweitzer
Title: Senior Vice President


DELAWARE MANAGEMENT COMPANY
a Series of Delaware Management
Business Trust


By: /s/ John C. E. Campbell
    ---------------------------------
Name: John C. E. Campbell
Title: President, Global
       Institutional Services

                                   Appendix A
                                Sub-Advisory Fees

     As full compensation for the services and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Advisers shall pay the Sub-Adviser a fee at the annual rate of [MATERIAL REDACTED: CONFIDENTIAL TREATMENT REQUESTED].

     Such compensation will be computed based on net assets on each day and will be payable monthly in arrears.

                                 NORTHERN FUNDS
                             SUB-ADVISORY AGREEMENT
                          MULTI-MANAGER LARGE CAP FUND

          Sub-Advisory Agreement (this "Agreement") entered into as of the 3rd day of August 2007, by and among Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. (together, the "Advisers"), and Jennison Associates LLC, a Delaware limited liability company (the "Sub-Adviser"). WHEREAS, the Advisers have entered into an Investment Advisory and Ancillary Services Agreement dated May 5, 2006, as amended by Addendum No. 1 dated August 3, 2007 (the "Advisory Agreement") with Northern Funds (the "Trust"), relating to the provision of portfolio management and administrative services to the Multi-Manager Large Cap Fund (the "Fund");

          WHEREAS, the Advisory Agreement provides that the Advisers may delegate any or all of their portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

          WHEREAS, the Advisers and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Sub-Adviser is willing to provide such services.

          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     Sub-Advisory Services.

          The Advisers hereby appoint the Sub-Adviser to act as an investment adviser to the Fund for the periods and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          The Sub-Adviser shall, subject to the supervision and oversight of the Advisers, manage the investment and reinvestment of such portion of the assets of the Fund, as the Advisers may from time to time allocate to the Sub-Adviser for management (the "Sub-Advised Assets"). The Sub-Adviser shall manage the Sub-Advised Assets in conformity with (i) the investment objective, policies and restrictions of the Fund set forth in the Trust's prospectus and statement of additional information relating to the Fund, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Advisers, the Trust's Chief Compliance Officer, or by the Trust's Board of Trustees ("Board") that have been furnished in writing to the Sub-Adviser, (ii) the asset diversification tests applicable to regulated investment companies pursuant to section 851(b)(3) of the Internal Revenue Code, (iii) the written instructions and directions received from the

               Advisers and the Trust as delivered; and (iv) the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 ("Advisers Act"), and all other federal and state laws applicable to registered investment companies and the Sub-Adviser's duties under this Agreement, all as maybe in effect from time to time. The foregoing are referred to below together as the "Policies."

               For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Sub-Advised Assets as though the Sub-Advised Assets constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund, other than the Sub-Advised Assets, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Advisers, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Sub-Advised Assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Sub-Adviser shall, upon and in accordance with written instructions from either of the Advisers, effect such portfolio transactions for the Sub-Advised Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Sub-Adviser, the Advisers may effect in-kind redemptions with shareholders of the Fund with securities included within the Sub-Advised Assets.

          Absent instructions from the Advisers or the officers of the Trust to the contrary, the Sub-Adviser shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the

               Securities Exchange Act of 1934) provided to the Fund and/or other account over which the Sub-Adviser and/or an affiliate of the Sub-Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Sub-Adviser shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Sub-Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Sub-Adviser's opinion of the reliability and quality of such broker, dealer or such other person; broker or dealers selected by the Sub-Adviser for the purchase and sale of securities or other investment instruments for the Sub-Advised Assets may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust's Rule 17e-1 and Rule 10f-3 Procedures, respectively, in all respects, or any other applicable exemptive rules or orders applicable to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an "affiliated person" (as defined under the 1940 Act) of the Sub-Adviser or the Advisers without the prior approval of the Advisers. The Advisers shall provide the Sub-Adviser with a list of brokers or dealers that are affiliated persons of the Advisers.

          The Sub-Adviser acknowledges that the Advisers and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Sub-Advised Assets or any other transactions in the Trust's assets, other than for the purposes of complying with the conditions of paragraphs (a) and
               (b) of Rule 12d3-1 under the 1940 Act.

          The Sub-Adviser has provided the Advisers with a copy of its compliance policies and procedures "that are reasonably designed to prevent violations of the federal securities laws" (as such term is defined under Rule 38a-1 of the 1940 Act) and Rule 206(4)-7 of the Advisers Act (the "Sub-Adviser Compliance Policies"). The Sub-Adviser's chief compliance officer ("Sub-Adviser CCO") shall provide within a reasonable time to the Trust's Chief Compliance Officer ("Trust CCO") or his or her delegatee the following:

               a report of any material changes to the Sub-Adviser Compliance
                    Policies;

               a report of any "material compliance matters," as defined by Rule
                    38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

               a copy of the Sub-Adviser CCO's report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 38a-1 under the 1940 Act; and

               an annual (or more frequently as the Trust CCO may request)
                    certification regarding the Sub-Adviser's compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 of the 1940 Act as well as the foregoing sub-paragraphs (i) -
                    (iii).

          The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Sub-Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts.

          The Sub-Adviser, in connection with its rights and duties with respect to the Fund and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

          The services of the Sub-Adviser hereunder are not deemed exclusive and the Sub-Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will waive enforcement of any non-compete agreement or other agreement or arrangement to which it is currently a party that restricts, limits, or otherwise interferes with the ability of the Advisers to employ or engage any person or entity to provide investment advisory or other services and will transmit to any person or entity notice of such waiver as may be required to give effect to this provision; and the Sub-Adviser will not become a party to any non-compete agreement or any other agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Advisers and the Trust or any of their affiliates to employ or engage any person or organization, now or in the future, to manage the Fund or any other assets managed by the Advisers.

          The Sub-Adviser shall furnish the Advisers and the administrators of the Trust (together, the "Administrators") monthly, quarterly and annual reports concerning portfolio transactions and performance of the Sub-Advised Assets as the Advisers may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Sub-Advised Assets with the Advisers and discuss the management of them. The Sub-Adviser shall promptly respond to requests by the Advisers, the Administrators to the Trust, and the Trust CCO or their delegatees for copies of the pertinent books and records maintained by the Sub-Advisers relating directly to the Fund. The Sub-Adviser shall also provide the Advisers with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by them from time to time, including without limitation all material requested by or required to be delivered to the Board.

          Unless otherwise instructed by the Advisers, the Sub-Adviser shall not have the power, discretion or responsibility to vote any proxies in connection with securities in which the Sub-Advised Assets may be invested, and the Advisers shall retain such responsibility.

          The Sub-Adviser shall cooperate promptly and fully with the Advisers and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund or either of the Advisers brought by any governmental or regulatory authorities. The Sub-Adviser shall provide the Trust CCO or his or her delegatee with notice within a reasonable period of any deficiencies or other issues identified by the United States Securities and Exchange Commission ("SEC") in an examination or otherwise that relate to or that may materially affect the Sub-Adviser's responsibilities with respect to the Fund.

          The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Sub-Advised Assets. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required on behalf of the Sub-Advised Assets, except as may be expressly agreed to in writing.

          The Sub-Adviser shall maintain detailed records of all matters pertaining to the Sub-Advised Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser may retain copies of such records to comply with its own recordkeeping obligations under the Advisers Act. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          The Sub-Adviser shall promptly notify the Advisers of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.

     Representations and Warranties of the Parties.

          The Sub-Adviser represents and warrants to the Advisers as follows:

               The Sub-Adviser is a registered investment adviser under the
                    Advisers Act;

               The Form ADV that the Sub-Adviser has previously provided to the
                    Advisers is a true and complete copy of the form as currently filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Advisers and the Trust with a complete copy of all subsequent amendments to its Form ADV;

               The Sub-Adviser will carry at all times professional errors and omissions liability insurance covering services provided hereunder by the Sub-Adviser in an appropriate amount with carriers acceptable to the Advisers;

               The Sub-Adviser will furnish the Advisers with certificates of insurance in forms and substance reasonably acceptable to the Advisers evidencing the coverages specified in paragraph 2(a)(iii) hereof and will provide notice of termination of such coverages, if any, to the Advisers and the Trust, all as promptly as reasonably possible. The Sub-Adviser will notify the Advisers promptly, and in any event within 10 business days, when the Sub-Adviser receives notice of any termination of the specified coverage; and

               This Agreement has been duly authorized and executed by the
                    Sub-Adviser.

          Each Adviser represents and warrants to the Sub-Adviser as follows:

               Each Adviser is registered under the Advisers Act; and

               Each Adviser and the Trust has duly authorized the execution of this Agreement by the Advisers.

     Obligations of the Advisers.

          The Advisers shall provide (or cause the Fund's Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of the Sub-Advised Assets, cash requirements and cash available for investment in the Sub-Advised Assets, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

          The Advisers have furnished the Sub-Adviser with a copy of the prospectus and statement of additional information of the Fund and they agree during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Advisers agree to furnish the Sub-Adviser with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     Custodian. The Advisers shall provide the Sub-Adviser with a copy of the Fund's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any material modifications thereto (the "Custody Agreement") that may affect the Sub-Adviser's duties, copies of such modifications to be provided to the Sub-Adviser reasonably in advance of the effectiveness of such modifications. The Sub-Advised Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

     Use of Name. During the term of this Agreement, the Advisers shall have permission to use the Sub-Adviser's name in the marketing of the Fund, and agree to furnish the Sub-Adviser, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders and any other marketing materials prepared for distribution to shareholders of the Fund or the public that refer to the Sub-Adviser in any way. If Advisers do not receive a response from the Sub-Adviser with respect to such materials within ten business days of its submission for approval, such materials shall be deemed accepted by the Sub-Adviser. The Sub-Adviser agrees that Advisers may request that the Sub-Adviser approve use of a certain type, and the Sub-Adviser and Advisers agree to identify which marketing materials will not require the Sub-Adviser's further approval.

          During the term of this Agreement, the Sub-Adviser shall not use the Advisers' names or the Trust's name without the prior consent of the Advisers.

     Expenses. During the Term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund.

     Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

     Independent Contractor Status. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Advisers in any way or otherwise be deemed an agent of the Fund or the Advisers.

     Liability and Indemnification.

          Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Sub-Advised Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Trust's assets not managed by the Sub-Adviser pursuant to this Agreement.

     Indemnification.

               The Sub-Adviser shall indemnify the Advisers, the Trust and the
                    Fund, and their respective affiliates and controlling persons (the "Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, which the

                    Advisers, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's breach of this Agreement or representations and warranties herein or as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the either of the Advisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder.

               Each Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the "Sub-Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, arising from, or in connection with, such Adviser's breach of this Agreement or their representations and warranties herein or as a result of such Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

     Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

          unless otherwise terminated, this Agreement shall continue in effect until August 31, 2008, and from year to year thereafter so long as such continuance is specifically approved at least annually
               (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

          this Agreement may at any time be terminated on 60 days' written notice to the Sub-Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

          this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and this Agreement may be terminated by the Sub-Adviser on 30 days' written notice to the Advisers and the Trust, or by the Advisers immediately upon notice to the Sub-Adviser.

          Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     Amendment. This Agreement may be amended at any time by mutual consent of the Advisers and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     Assignment. The Sub-Adviser may not assign this Agreement and this Agreement shall automatically terminate in the event of an "assignment," as such term is defined in Section 2(a)(4) of the 1940 Act. The Sub-Adviser shall notify the Advisers in writing sufficiently in advance of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Advisers to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Sub-Advisory Agreement with the Sub-Adviser, and (c) prepare, file, and deliver any disclosure document to the Fund's shareholders as may be required by applicable law.

     Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Sub-Adviser and Advisers Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

     Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party's customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

     Confidentiality. Any information or recommendations supplied by either the Advisers or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential ("Confidential Information") and held in the strictest confidence. Except as may be required by (i) applicable law or rule as requested by regulatory authorities having jurisdiction over a party rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement and (ii) affiliates for risk management, financial and other reporting purposes, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that parry believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Advisers may designate in connection with the Sub-Advised Assets.

     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

NORTHERN TRUST GLOBAL ADVISORS, INC.


By: /s/ Alan W. Robertson
    ---------------------------------
Name: Alan W. Robertson
Title: Chairman, CEO, President


NORTHERN TRUST INVESTMENTS, N.A.


By: /s/ Eric Schweitzer
    ---------------------------------
Name: Eric Schweitzer
Title: Senior Vice President


JENNISON ASSOCIATES LLC


By: /s/ Mehdi A. Mahmud
    ---------------------------------
Name: Mehdi A. Mahmud
Title: Managing Director

                                   Appendix A
                                Sub-Advisory Fees

     As full compensation for the services and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Advisers shall pay the Sub-Adviser a fee at the annual rate of [MATERIAL REDACTED: CONFIDENTIAL TREATMENT REQUESTED].

     Such compensation will be computed based on net assets on each day and will be payable monthly in arrears

                                 NORTHERN FUNDS
                             SUB-ADVISORY AGREEMENT
                          MULTI-MANAGER LARGE CAP FUND

          Sub-Advisory Agreement (this "Agreement") entered into as of the 3rd day of August 2007, by and among Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. (together, the "Advisers"), and Marsico Capital Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

          WHEREAS, the Advisers have entered into an Investment Advisory and Ancillary Services Agreement dated May 5, 2006, as amended by Addendum No. 1 dated August 3, 2007 (the "Advisory Agreement") with Northern Funds (the "Trust"), relating to the provision of portfolio management and administrative services to the Multi-Manager Large Cap Fund (the "Fund");

          WHEREAS, the Advisory Agreement provides that the Advisers may delegate any or all of their portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

          WHEREAS, the Advisers and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Sub-Adviser is willing to provide such services.

          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     Sub-Advisory Services.

          The Advisers hereby appoint the Sub-Adviser to act as an investment adviser to the Fund for the periods and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          The Sub-Adviser shall, subject to the supervision and oversight of the Advisers, manage the investment and reinvestment of such portion of the assets of the Fund, as the Advisers may from time to time allocate to the Sub-Adviser for management (the "Sub-Advised Assets"). The Sub-Adviser shall manage the Sub-Advised Assets in conformity with (i) the investment objective, policies and restrictions of the Fund set forth in the Trust's prospectus and statement of additional information relating to the Fund, as they may be amended from time to time and provided to the Sub-Adviser, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Advisers, the Trust's Chief Compliance Officer, or by the Trust's Board of Trustees ("Board") that have been furnished in writing to the Sub-Adviser and, with regard to guidelines, subject to mutual agreement, (ii) the asset diversification tests applicable to regulated investment companies pursuant to section 851(b)(3) of the Internal Revenue Code, (iii) the written instructions and directions received from the Advisers and the Trust as delivered; and (iv) the applicable requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 ("Advisers Act"), and all other federal and state laws applicable to registered investment companies and to the Sub-Adviser's duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the "Policies."

               For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Sub-Advised Assets as though the Sub-Advised Assets constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund, other than the Sub-Advised Assets, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Advisers, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Sub-Advised Assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Sub-Adviser shall, upon and in accordance with written instructions from either of the Advisers, effect such portfolio transactions for the Sub-Advised Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Sub-Adviser and mutual agreement, the Advisers may effect in-kind redemptions with shareholders of the Fund with securities included within the Sub-Advised Assets.

          The Sub-Adviser shall generally place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other account over which the Sub-Adviser and/or an affiliate of the Sub-Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Sub-Adviser shall attempt to obtain the best execution of its orders, provided that to the extent the execution available from more than one broker, dealer or other such person are believed to be comparable, the Sub-Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of factors including, without limitation, the Sub-Adviser's opinion of the reliability and quality of such broker, dealer or such other person; broker or dealers selected by the Sub-Adviser for the purchase and sale of securities or other investment instruments for the Sub-Advised Assets may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust's Rule 17e-1 and Rule 10f-3 Procedures, respectively, in all respects, or any other applicable exemptive rules or orders applicable to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an "affiliated person" (as defined under the 1940
               Act) of the Sub-Adviser or the Advisers without the prior approval of the Advisers. The Advisers shall provide the Sub-Adviser with a list of brokers or dealers that are affiliated persons of the Advisers.

          The Sub-Adviser acknowledges that the Advisers and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Sub-Advised Assets or any other transactions in the Trust's assets, other than for the purposes of complying with the conditions of paragraphs (a) and
               (b) of Rule 12d3-1 under the 1940 Act.

          The Sub-Adviser has provided the Advisers with a true and complete copy of its compliance policies and procedures for compliance with "federal securities laws" (as such term is defined under Rule 38a-1 of the 1940 Act) and Rule 206(4)-7 of the Advisers Act (the "Sub-Adviser Compliance Policies"). The Sub-Adviser's chief compliance officer ("Sub-Adviser CCO") shall provide to the Trust's Chief Compliance Officer ("Trust CCO") or his or her delegatee as soon as reasonably practicable, the following:

               a notice of any material changes to the Sub-Adviser Compliance
                    Policies;

               a notice of any "material compliance matters," as defined by
                    Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies and relate to or affect the Sub-Adviser's management of the Sub-Advised Assets;

               a copy of the Sub-Adviser CCO's report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

               an annual (or more frequently as the Trust CCO may reasonably request) certification regarding the Sub-Adviser's compliance with Rule 206(4)-7 under the Advisers Act and
                    Section 38a-1 of the 1940 Act (as applicable with respect to services provided by the Sub-adviser under this Agreement) as well as the foregoing subparagraphs (i) - (iii).

          The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Sub-Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts.

          The Sub-Adviser, in connection with its rights and duties with respect to the Fund and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

          [MATERIAL REDACTED: CONFIDENTIAL TREATMENT REQUESTED].

          The Sub-Adviser shall furnish the Advisers and the administrators of the Trust (together, the "Administrators") monthly and quarterly reports concerning portfolio transactions and performance of the Sub-Advised Assets as the Advisers may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Sub-Advised Assets with the Advisers and generally discuss the management of them. The Sub-Adviser shall promptly respond to reasonable requests by the Advisers, the Administrators to the Trust, and the Trust CCO or their delegatees for copies of the pertinent books and records maintained by the Sub-Advisers relating directly to the Fund. The Sub-Adviser shall also provide the Advisers with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by them from time to time, including without limitation all material requested by or required to be delivered to the Board.

          Unless otherwise instructed by the Advisers, the Sub-Adviser shall not have the power, discretion or responsibility to vote any proxies in connection with securities in which the Sub-Advised Assets may be invested, and the Advisers shall retain such responsibility.

          The Sub-Adviser shall cooperate promptly and fully with the Advisers and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund or either of the Advisers brought by any governmental or regulatory authorities. The Sub-Adviser shall provide the Trust CCO or his or her delegatee with notice within a reasonable period of any material deficiencies or other issues identified by the United States Securities and Exchange Commission ("SEC") in an examination or otherwise that relate to or that may significantly affect the Sub-Adviser's responsibilities with respect to the Fund.

          The Sub-Adviser shall be responsible for the preparation and filing of the Sub-Adviser's own Schedule 13G and Form 13F including the Sub-Advised Assets as assets deemed to be beneficially owned by the Sub-Adviser. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required on behalf of the Sub-Advised Assets, except as may be expressly agreed to in writing.

          The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Advised Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31 a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          The Sub-Adviser shall promptly notify the Advisers of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.

     Representations and Warranties of the Parties

          The Sub-Adviser represents and warrants to the Advisers as follows:

               The Sub-Adviser is a registered investment adviser under the
                    Advisers Act;

               The Form ADV that the Sub-Adviser has previously provided to the
                    Advisers is a true and complete copy of the form as currently filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Advisers and the Trust with a complete copy of all subsequent amendments to its Form ADV;

               The Sub-Adviser will carry at all times professional errors and omissions liability insurance covering services provided hereunder by the Sub-Adviser in an appropriate amount;

               Upon request, the Sub-Adviser will furnish the Advisers with certificates of insurance in forms and substance reasonably acceptable to the Advisers evidencing the coverages specified in paragraph 2(a)(iii) hereof and will provide notice of termination of such coverages, if any, to the Advisers and the Trust, all as promptly as reasonably possible. The Sub-Adviser will notify the Advisers promptly, and in any event within 10 business days, when the Sub-Adviser receives notice of any termination of the specified coverage; and

               This Agreement has been duly authorized and executed by the
                    Sub-Adviser.

          Each Adviser represents and warrants to the Sub-Adviser as follows:

               Each Adviser is registered under the Advisers Act; and

               Each Adviser and the Trust has duly authorized the execution of this Agreement by the Advisers.

     Obligations of the Advisers.

          The Advisers shall provide (or cause the Fund's Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of the Sub-Advised Assets, cash requirements and cash available for investment in the Sub-Advised Assets, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

          The Advisers have furnished the Sub-Adviser with a copy of the prospectus and statement of additional information of the Fund and they agree during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto relating to the Sub-Adviser's management of the Sub-Advised Assets under this agreement before the time the revisions or supplements become effective. The Advisers agree to furnish the Sub-Adviser with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     Custodian. The Advisers shall provide the Sub-Adviser with a copy of the Fund's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any material modifications thereto (the "Custody Agreement") that may affect the Sub-Adviser's duties, copies of such modifications to be provided to the Sub-Adviser reasonably in advance of the effectiveness of such modifications. The Sub-Advised Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

     Use of Name. During the term of this Agreement, the Advisers shall have permission to use the Sub-Adviser's name in the marketing of the Fund, and agree to furnish the Sub-Adviser, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public that refer to the Sub-Adviser in any way. If Advisers do not receive a response from the Sub-Adviser with respect to such materials within five business days of its submission for approval, such materials shall be deemed accepted by the Sub-Adviser. The Sub-Adviser agrees that Advisers may request that the Sub-Adviser approve use of a certain type, and that Advisers need not provide for approval each additional piece of marketing material that is of substantially the same type.

          During the term of this Agreement, the Sub-Adviser shall not use the Advisers' names or the Trust's name without the prior consent of the Advisers.

     Expenses. During the Term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund and other expenses that are customarily paid by a mutual fund in the ordinary course of business.

     Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

     Independent Contractor Status. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Advisers in any way or otherwise be deemed an agent of the Fund or the Advisers.

     Liability and Indemnification.

          Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Sub-Advised Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Trust's assets not managed by the Sub-Adviser pursuant to this Agreement..

          Indemnification.

          The Sub-Adviser shall indemnify the Advisers, the Trust and the Fund, and their respective affiliates and controlling persons (the "Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, which the Advisers, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's material breach of this Agreement or representations and warranties herein or as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Advisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder.

          Each Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the "Sub-Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, arising from, or in connection with, such Adviser's material breach of this Agreement or their representations and warranties herein or as a result of such Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

     unless otherwise terminated, this Agreement shall continue in effect until August 31, 2008, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

     this Agreement may at any time be terminated on 60 days' written notice to the Sub-Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

          this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

          this Agreement may be terminated by the Sub-Adviser on 30 days' written notice to the Advisers and the Trust, or by the Advisers immediately upon notice to the Sub-Adviser.

          Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     Amendment. This Agreement may be amended at any time by mutual consent of the Advisers and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     Assignment. The Sub-Adviser may not assign this Agreement and this Agreement shall automatically terminate in the event of an "assignment," as such term is defined in Section 2(a)(4) of the 1940 Act. The Sub-Adviser shall notify the Advisers in writing sufficiently in advance of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Advisers to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Sub-Advisory Agreement with the Sub-Adviser, and (c) prepare, file, and deliver any disclosure document to the Fund's shareholders as may be required by applicable law.

     Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Sub-Adviser and Advisers Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

     Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party's customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information, except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, other than as necessary to carry out the purposes of this Agreement.

     Confidentiality. Any information or recommendations supplied by either the Advisers or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential ("Confidential Information") and held in the strictest confidence. Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Advisers may designate in connection with the Sub-Advised Assets.

     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

NORTHERN TRUST GLOBAL ADVISORS, INC.


By: /s/ Alan W. Robertson
    ---------------------------------
Name: Alan W. Robertson
Title: Chairman, CEO, President


NORTHERN TRUST INVESTMENTS, N.A.


By: /s/ Eric Schweitzer
    ---------------------------------
Name: Eric Schweitzer
Title: Senior Vice President


MARSICO CAPITAL MANAGEMENT, LLC


By: /s/ Christopher J. Marsico
    ---------------------------------
Name: Christopher J. Marsico
Title: President

                                   Appendix A
                                Sub-Advisory Fees

     As full compensation for the services and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Advisers shall pay the Sub-Adviser a fee at the annual rate of [MATERIAL REDACTED: CONFIDENTIAL TREATMENT REQUESTED].

     Such compensation will be computed based on net assets on each day and will be payable monthly in arrears.

                                 NORTHERN FUNDS
                             SUB-ADVISORY AGREEMENT
                          MULTI-MANAGER LARGE CAP FUND

     Sub-Advisory Agreement (this "Agreement") entered into as of the 3rd day of August, 2007, by and among Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. (together, the "Advisers"), and Metropolitan West Capital Management, LLC, a California limited liability company (the "Sub-Adviser").

     WHEREAS, the Advisers have entered into an Investment Advisory and Ancillary Services Agreement dated May 5, 2006, as amended by Addendum No. 1 dated August 3, 2007 (the "Advisory Agreement") with Northern Funds (the "Trust"), relating to the provision of portfolio management and administrative services to the Multi-Manager Large Cap Fund (the "Fund");

     WHEREAS, the Advisory Agreement provides that the Advisers may delegate any or all of their portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

     WHEREAS, the Advisers and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Sub-Adviser is willing to provide such services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     Sub-Advisory Services.

          The Advisers hereby appoint the Sub-Adviser to act as an investment adviser to the Fund for the periods and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          The Sub-Adviser shall, subject to the supervision and oversight of the Advisers, manage the investment and reinvestment of such portion of the assets of the Fund, as the Advisers may from time to time allocate to the Sub-Adviser for management (the "Sub-Advised Assets"). The Sub-Adviser shall manage the Sub-Advised Assets in conformity with (i) the investment objective, policies and restrictions of the Fund set forth in the Trust's prospectus and statement of additional information relating to the Fund, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Advisers, the Trust's Chief Compliance Officer, or by the Trust's Board of Trustees ("Board") that have been furnished in writing to the Sub-Adviser, (ii) the asset diversification tests applicable to regulated investment companies pursuant to section 851(b)(3) of the Internal Revenue Code, (iii) the written instructions and directions received from the Advisers and the Trust as delivered; and (iv) the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 ("Advisers Act"), and all other federal and state laws applicable to registered investment companies and the Sub-Adviser's duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the "Policies."

               For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Sub-Advised Assets as though the Sub-Advised Assets constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund, other than the Sub-Advised Assets, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Advisers, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Sub-Advised Assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Sub-Adviser shall, upon and in accordance with written instructions from either of the Advisers, effect such portfolio transactions for the Sub-Advised Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon written notice to the Sub-Adviser, the Advisers may effect in-kind redemptions with shareholders of the Fund with securities included within the Sub-Advised Assets.

          Absent instructions from the Advisers or the officers of the Trust to the contrary, the Sub-Adviser shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other account over which the Sub-Adviser and/or an affiliate of the Sub-Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Sub-Adviser shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Sub-Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Sub-Adviser's opinion of the reliability and quality of such broker, dealer or such other person; broker or dealers selected by the Sub-Adviser for the purchase and sale of securities or other investment instruments for the Sub-Advised Assets may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust's Rule 17e-1 and Rule 10f-3 Procedures, respectively, in all respects or any other applicable exemptive rules or orders applicable to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an "affiliated person" (as defined under the 1940 Act) of the Sub-Adviser or the Advisers without the prior approval of the Advisers. The Advisers shall provide the Sub-Adviser with a list, in writing, of brokers or dealers that are affiliated persons of the Advisers and shall provide the Sub-Adviser with written notice of any such changes to such list.

          The Sub-Adviser acknowledges that the Advisers and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Sub-Advised Assets or any other transactions in the Trust's assets, other than for the purposes of complying with the conditions of paragraphs (a) and
               (b) of Rule 12d3-1 under the 1940 Act.

          The Sub-Adviser has provided the Advisers with a true and complete copy of its compliance policies and procedures for compliance with "federal securities laws" (as such term is defined under Rule 38a-1 of the 1940 Act) and Rule 206(4)-7 of the Advisers Act (the "Sub-Adviser Compliance Policies"). The Sub-Adviser's chief compliance officer ("Sub-Adviser CCO") shall provide to the Trust's Chief Compliance Officer (" Trust CCO") or his or her delegatee promptly (and in no event more than 10 business days) the following:

               a report of any material changes to the Sub-Adviser Compliance
                    Policies;

               a report of any "material compliance matters," as defined by
                    Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

               a copy of the Sub-Adviser CCO's report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

               an annual (or more frequently as the Trust CCO may request)
                    certification regarding the Sub-Adviser's compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 of the 1940 Act as well as the foregoing sub-paragraphs (i) -
                    (iii).

          The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Sub-Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts.

          The Sub-Adviser, in connection with its rights and duties with respect to the Fund and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

          [MATERIAL REDACTED: CONFIDENTIAL TREATMENT REQUESTED].

          The Sub-Adviser shall furnish the Advisers and the administrators of the Trust (together, the "Administrators") weekly, monthly, quarterly and annual reports concerning portfolio transactions and performance of the Sub-Advised Assets as the Advisers may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Sub-Advised Assets with the Advisers and discuss the management of them. The Sub-Adviser shall promptly respond to requests by the Advisers, the Administrators to the Trust, and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Sub-Advisers relating directly to the Fund. The Sub-Adviser shall also provide the Advisers with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by them from time to time, including without limitation all material requested by or required to be delivered to the Board.

          Unless otherwise instructed by the Advisers, the Sub-Adviser shall not have the power, discretion or responsibility to vote any proxies in connection with securities in which the Sub-Advised Assets may be invested, and the Advisers shall retain such responsibility.

          The Sub-Adviser shall cooperate promptly and fully with the Advisers and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund or either of the Advisers brought by any governmental or regulatory authorities. The Sub-Adviser shall provide to the Trust CCO or his or her delegate notice of any deficiencies that are identified by the United States Securities and Exchange Commission ("SEC") in written correspondence to the Sub-Adviser and that relate to the services provided by the Sub-Adviser to the Fund pursuant to this Agreement. The Sub-Adviser shall provide such notification within a reasonable period after receiving the correspondence. The Sub-Adviser shall provide additional information with respect to such deficiencies as is reasonably requested by the Trust CCO or his or her delegatee.

          The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Sub-Advised Assets. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required on behalf of the Sub-Advised Assets, except as may be expressly agreed to in writing.

          The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Advised Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          The Sub-Adviser shall promptly notify the Advisers of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.

          The Sub-Adviser is authorized to honor and act on any notice, instruction or confirmation given by the Advisers on behalf of the Trust in writing signed by any of the persons who the Sub-Adviser has reason to believe are acting in good authority. The Sub-Adviser shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

     Representations and Warranties of the Parties.

          The Sub-Adviser represents and warrants to the Advisers as follows:

               The Sub-Adviser is a registered investment adviser under the
                    Advisers Act;

               The Form ADV that the Sub-Adviser has previously provided to the
                    Advisers is a true and complete copy of the form as currently filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Advisers and the Trust with a complete copy of all subsequent amendments to its Form ADV;

               The Sub-Adviser will carry at all times professional errors and omissions liability insurance with carriers approved by the Advisers covering services provided hereunder by the Sub-Adviser in an appropriate amount, which insurance shall be primary to any insurance policy carried by the Advisers;

               The Sub-Adviser will furnish the Advisers with certificates of insurance in forms and substance reasonably acceptable to the Advisers evidencing the coverages specified in paragraph 2(a)(iii) hereof and will provide notice of termination of such coverages, if any, to the Advisers and the Trust, all as promptly as reasonably possible. The Sub-Adviser will notify the Advisers promptly, and in any event within 10 business days, when the Sub-Adviser receives notice of any termination of the specified coverage; and

               This Agreement has been duly authorized and executed by the
                    Sub-Adviser.

          Each Adviser represents and warrants to the Sub-Adviser as follows:

               Each Adviser is registered under the Advisers Act; and

               Each Adviser and the Trust has duly authorized the execution of this Agreement by the Advisers.

     Obligations of the Advisers.

          The Advisers shall provide (or cause the Fund's Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of the Sub-Advised Assets, cash requirements and cash available for investment in the Sub-Advised Assets, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

          The Advisers have furnished the Sub-Adviser with a copy of the prospectus and statement of additional information of the Fund and they agree during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Advisers agree to furnish the Sub-Adviser with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     Custodian. The Advisers shall provide the Sub-Adviser with a copy of the Fund's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any material modifications thereto (the "Custody Agreement") that may affect the Sub-Adviser's duties, copies of such modifications to be provided to the Sub-Adviser reasonably in advance of the effectiveness of such modifications. The Sub-Advised Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

     Use of Name. During the term of this Agreement, the Advisers shall have permission to use the Sub-Adviser's name in the marketing of the Fund, and agree to furnish the Sub-Adviser, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public that refer to the Sub-Adviser in any way. If Advisers do not receive a response from the Sub-Adviser with respect to such materials within five business days of its submission for approval, such materials shall be deemed accepted by the Sub-Adviser. The Sub-Adviser agrees that Advisers may request that the Sub-Adviser approve use of a certain type, and that Advisers need not provide for approval each additional piece of marketing material that is of substantially the same type.

     During the term of this Agreement, the Sub-Adviser shall not use the Advisers' names or the Trust's name without the prior consent of the Advisers, except as required by rule, regulation or upon the request of a governmental authority.

     Expenses. During the Term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund.

     Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

     Independent Contractor Status. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Advisers in any way or otherwise be deemed an agent of the Fund or the Advisers.

     Liability and Indemnification.

          Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Sub-Advised Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Trust's assets not managed by the Sub-Adviser pursuant to this Agreement.

          Indemnification.

               The Sub-Adviser shall indemnify the Advisers, the Trust and the
                    Fund, and their respective affiliates and controlling persons (the "Sub-Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, which the Advisers, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's breach of this Agreement or its representations and warranties herein or as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the either of the Advisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder.

               Each Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the "Sub-Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, arising from, or in connection with, such Adviser's breach of this Agreement or their representations and warranties herein or as a result of such Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

     Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

          unless otherwise terminated, this Agreement shall continue in effect until August 31, 2008, and from year to year thereafter so long as such continuance is specifically approved at least annually
               (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the

               Advisers or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

          this Agreement may at any time be terminated on 60 days' written notice to the Sub-Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

          this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

          this Agreement may be terminated by the Sub-Adviser on 30 days' written notice to the Advisers and the Trust, or by the Advisers immediately upon notice to the Sub-Adviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     Amendment. This Agreement may be amended at any time by mutual consent of the Advisers and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     Assignment. The Sub-Adviser may not assign this Agreement and this Agreement shall automatically terminate in the event of an "assignment," as such term is defined in Section 2(a)(4) of the 1940 Act. The Sub-Adviser shall notify the Advisers in writing sufficiently in advance of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Advisers to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Sub-Advisory Agreement with the Sub-Adviser, and (c) prepare, file, and deliver any disclosure document to the Fund's shareholders as may be required by applicable law.

     Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Sub-Adviser and Advisers Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

     Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party's customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

     Confidentiality. Any information or recommendations supplied by either the Advisers or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential ("Confidential Information") and held in the strictest confidence. Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Advisers may designate in connection with the Sub-Advised Assets.

     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

     Notices. Any notice shall be sufficiently given when sent by certified U.S. mail, national express delivery service, or facsimile to the parties at the address below:

     If to the Trust:

          Northern Funds
          50 South LaSalle Street
          Chicago, Illinois 60603
          Attn:      Craig Carberry
          Telephone: 312/557-2996
          Fax:       312/630-1596

     If to the Advisers:

          Northern Trust Global Advisors, Inc.
          300 Atlantic Street, Suite 400
          Stamford, Connecticut 06901
          Attn:      Allison Fraser
          Telephone: 203/363-7407
          Fax:       203/356-9341

     If to the Sub-Adviser:

          Metropolitan West Capital Management, LLC
          610 Newport Center Drive, Suite 1000
          Newport Beach, CA 92660
          Attn:      Steve Borowski
          Telephone: 949/718-9701
          Fax:       949/718-9711

NORTHERN TRUST GLOBAL ADVISORS, INC.


By: /s/ David J. Dykstra
    ---------------------------------
Name: David J. Dykstra
Title: Senior Vice President


NORTHERN TRUST INVESTMENTS, N.A.


By: /s/ Eric Schweitzer
    ---------------------------------
Name: Eric Schweitzer
Title: Senior Vice President


Metropolitan West Capital Management,
LLC


By: /s/ Steve Borowski
    ---------------------------------
Name: Steve Borowski
Title: Managing Partner

                                   Appendix A
                                Sub-Advisory Fees

     As full compensation for the services and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Advisers shall pay the Sub-Adviser a fee at the annual rate of [MATERIAL REDACTED: CONFIDENTIAL TREATMENT REQUESTED].

     Such compensation will be computed based on net assets on each day and will be payable monthly in arrears.

Addendum No. 6 to the Investment Advisory Agreement between Northern Funds and Northern Trust Investments, N.A. dated February 16, 2007 is hereby incorporated by reference to Exhibit (d)(21) to Post-Effective Amendment No. 53 filed on May 30, 2007 (Accession No. 0000950137-07-008254).

Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc. and LSV Asset Management dated August 4, 2006 is hereby incorporated by reference to Exhibit (d)(36) to Post-Effective Amendment No. 53 filed on May 30, 2007 (Accession No. 0000950137-07-008254).

Addendum No. 1 to the Investment Advisory Agreement among Northern Funds, Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. dated August 3, 2007 is hereby incorporated by reference to Exhibit (d)(22) to Post-Effective Amendment No. 58 filed on September 7, 2007 (Accession No. 0000950137-07-013913).

Addendum No. 7 to the Investment Advisory Agreement between Northern Funds and Northern Trust Investments, N.A. dated August 3, 2007 is hereby incorporated by reference to Exhibit (d)(23) to Post-Effective Amendment No. 58 filed on September 7, 2007 (Accession No. 0000950137-07-013913).

Form of Addendum No. 8 to the Investment Advisory Agreement between Northern Funds and Northern Trust Investments, N.A. is hereby incorporated by reference to Exhibit (d)(24) to Post-Effective Amendment No. 58 filed on September 7, 2007 (Accession No. 0000950137-07-013913).

Investment Sub-Advisory Agreement for the Multi-Manager International Equity Fund among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc. and UBS Global Asset Management (Americas) Inc. dated August 30, 2007 is hereby incorporated by reference to Exhibit (d)(45) to Post-Effective Amendment No. 58 filed on September 7, 2007 (Accession No. 0000950137-07-013913).*

* Portions of this exhibit have been omitted on a request for confidential treatment submitted to the U.S. Securities and Exchange Commission. The omitted portions have been filed separately with the SEC.


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